SCHEDULE 14C INFORMATION

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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GuideStone Funds

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GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund,

Strategic Alternatives Fund, Defensive Market Strategies Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund,

International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

December 10, 2020

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to all of the above-listed series (each, a “Fund”) of GuideStone Funds (the “Trust”).

GuideStone Financial Resources of the Southern Baptist Convention, as the majority shareholder of the Trust, has approved amendments to the Trust’s Amended and Restated Trust Instrument (the “Trust Instrument”) and the Trust’s By-laws (the “By-laws”), including but not limited to moving certain provisions between the Trust Instrument and the By-laws and enhancing flexibility and rights for the Board of Trustees of the Trust.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
John R. Jones
President

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund,

Strategic Alternatives Fund, Defensive Market Strategies Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund,

International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Disclosures/Fund-Literature.

December 10, 2020

This document is an Information Statement for shareholders of all series (each, a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Funds and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Northern Trust Company serves as the Funds’ administration and fund accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. This Information Statement will be mailed on or about December 10, 2020, to the shareholders of record of each Fund as of November 30, 2020 (the “Record Date”).

The Trust has obtained the written consent, in lieu of holding a vote at a shareholder meeting, to amend the Trust’s Amended and Restated Trust Instrument (the “Trust Instrument”) and the Trust’s By-laws (the “By-laws”), effective October 1, 2020. As described in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly owns, controls or holds with power to vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. In addition, GuideStone Financial Resources, as of the date of its approval, directly or indirectly owned, controlled or held with power to vote of at least 60% of each Fund’s shares. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires the approval of a majority of the outstanding shares of the Trust. Therefore, in accordance with the Trust’s governing documents, the amendments to the Trust Instrument and By-laws have been approved by shareholders.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.	All Funds: Amendments to the Amended and Restated Trust Instrument

A.	Overview

Pursuant to Article VI, Section 1 and Article XI, Section 7 of the Trust Instrument, shareholder approval, by vote of the majority of the outstanding shares of the Trust, is required to amend the Trust Instrument. On September 28, 2020, GuideStone Financial Resources, the majority shareholder of the Trust, approved changes to the Trust Instrument by written consent.

B.	Summary of Amendments to the Amended and Restated Trust Instrument

Article II, which governs the Board, is amended to clarify that the Board may, without a vote of a majority of the outstanding of shares of the Trust, fix the number of Trustees. The amendments to Article II also state that the number of Trustees at all times shall remain at least five and also give the Trustees expanded rights to delegate to others.

Article VI, which governs shareholders’ voting powers and meetings, is amended to change quorum requirements for taking action at a shareholder meeting from 50% of outstanding shares entitled to vote in person to more than 50% of outstanding shares as of the record date. The amendments to Article VI also allow for shareholder votes by proxy.

Article IX, which governs limitation of liability and indemnification, is amended to reorganize the description of limitations of liability for Trustees and to extend personal liability protection to Trustees. The amendments to Article IX also increase the indemnification protections of Trustees and other Covered Persons, as the term “Covered Person” is defined in the Trust Instrument, to the fullest extent permitted by law. The amendments to Article IX also clarify that a Covered Person (including a Trustee) is entitled to indemnification after ceasing to be a Covered Person.

Article XI, which governs miscellaneous matters, is amended to fully protect a Trustee who relies on an expert in good faith and also states that Trustees shall be held to the same standard of care, rights and entitlements to indemnification or the advancement of expenses regardless of appointment, designation or identification as chair of the Trustees, member or chair of a committee of the independent Trustees, lead independent Trustee or any other special appointment, designation or identification. The amendments to Article XI also provide that any series of the Trust or any class of shares may be terminated at any time by the Trustees without shareholder approval. The amendments to Article XI further state that any amendment will not limit the rights to insurance, indemnification and advancement provided by the Trust Instrument with respect to acts or omissions of Covered Persons, including Trustees, that occurred prior to such an amendment.

Further, the amendments to the Trust Instrument amend the placement of items within the Trust Instrument as well as move certain items into the By-laws.

C.	Summary of Amendments to the By-laws

Article II, which governs meetings of the Board, adds a new section that provides flexibility to the Trustees on the quorum necessary to take action, specifically by providing that the presence of the lesser of three Trustees, or a majority of the number of Trustees then in office (without regard to vacancies), shall constitute a quorum for the transaction of business. The amendments to Article II also add a new section describing the Board’s role in designating committees and in appointing the members of and determining the number of members of each committee. The amendments to Article II also move provisions regarding meetings via telephone or videoconference, waiver of notice and action without a meeting from the Trust Instrument to the By-laws.

Article VI, which governs amendments to the By-laws, provides that the By-laws may be amended by the Trustees, and that no shareholder vote shall be required for any amendment. In addition, GuideStone Financial Resources, as the holder of a majority of the outstanding shares of the Trust, retains its authority to unilaterally amend the By-laws, subject to the provision of notice to the Trustees.

II.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, each Fund may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Fund’s sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Fund’s sub-advisers. For the fiscal year ended December 31, 2019, the following Funds did engage in affiliated brokerage transactions:

Fund	Broker-Dealer	Affiliate	Aggregate Dollar Amount of Brokerage Commissions Paid
Medium-Duration Bond Fund	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$34,063
Emerging Markets Equity Fund	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$772

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Compliance Officer, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the Materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1- 888-473- 8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe
Matthew A. Wolfe
Chief Compliance Officer, Chief Legal Officer and
Secretary of the Trust

December 10, 2020

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF NOVEMBER 30, 2020

Fund	Institutional Class	Investor Class
MyDestination 2015 Fund	14,971,672.362	46,716,124.472
MyDestination 2025 Fund	38,838,752.444	96,207,191.841
MyDestination 2035 Fund	32,544,649.066	65,542,480.125
MyDestination 2045 Fund	28,623,188.856	48,833,132.156
MyDestination 2055 Fund	8,164,114.122	11,859,826.191
Conservative Allocation Fund	11,070,614.719	33,571,949.762
Balanced Allocation Fund	33,349,563.446	90,432,531.863
Growth Allocation Fund	28,964,493.944	66,386,010.801
Aggressive Allocation Fund	21,080,949.832	62,004,439.908
Money Market Fund	1,242,121,517.630	491,718,956.060
Low-Duration Bond Fund	58,275,629.971	17,264,219.128
Medium-Duration Bond Fund	100,984,305.120	25,086,061.246
Extended-Duration Bond Fund	7,158,577.188	7,307,459.793
Global Bond Fund	50,095,618.414	11,099,517.271
Strategic Alternatives Fund	32,795,938.153	4,479,628.304
Defensive Market Strategies Fund	64,556,531.520	28,237,364.973
Equity Index Fund	42,987,109.915	17,112,299.265
Global Real Estate Securities Fund	18,026,024.170	8,613,587.319
Value Equity Fund	46,624,701.148	17,825,466.325
Growth Equity Fund	30,603,854.020	27,609,154.689
Small Cap Equity Fund	23,274,738.455	14,047,686.547
International Equity Index Fund	69,216,499.009	N/A
International Equity Fund	70,100,446.294	23,275,981.609
Emerging Markets Equity Fund	50,284,662.955	7,151,424.693

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD

MORE THAN 5% OF GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	28,156,384.581	60%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	14,134,223.904	30%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	61,444,572.955	64%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	28,896,775.821	30%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	42,740,805.551	65%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	19,998,561.935	31%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	31,953,994.959	65%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	15,182,421.373	31%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	7,177,555.441	61%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,223,258.546	36%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	18,611,576.919	55%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	8,573,998.643	26%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	62,041,661.731	69%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	19,383,747.256	21%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	44,292,286.229	67%
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	17,981,244.383	27%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	47,139,954.634	76%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	12,169,399.377	20%
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	298,899,051.690	61%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	110,327,723.660	22%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	9,074,243.716	53%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,274,981.009	25%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Voluntary Annuity Plan (VAP) PO Box 819109 Dallas, TX 75381-9109	869,784.590	5%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	12,303,318.417	49%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,347,487.723	21%
Extended-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	4,770,366.593	65%
Extended-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,517,228.362	21%
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,082,610.925	46%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,150,435.888	19%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	817,629.895	7%
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	2,498,405.376	56%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,259,107.708	28%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Voluntary Annuity Plan (VAP) PO Box 819109 Dallas, TX 75381-9109	312,473.635	7%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	12,394,752.402	44%
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,232,845.488	19%
Defensive Market Strategies Fund Investor Class	Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	2,216,773.696	8%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	9,312,929.176	54%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,167,287.384	24%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,097,033.346	59%
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,850,827.837	21%
Global Real Estate Securities Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	493,674.481	6%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	11,546,065.016	65%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,994,750.249	22%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	18,677,376.366	68%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,919,328.207	21%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	9,715,001.517	69%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,094,856.967	22%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	13,524,110.250	58%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,017,825.161	22%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	3,583,920.282	50%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,565,093.922	22%
Emerging Markets Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	601,186.753	8%
Emerging Markets Equity Fund Investor Class	GuideStone Financial Resources Protection Benefit Plan PO Box 819109 Dallas, TX 75381-9109	378,361.230	5%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	14,064,169.501	94%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	35,007,754.978	90%
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	29,053,564.301	89%
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	25,560,380.639	89%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2045 Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	1,808,230.978	6%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,281,159.640	89%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	9,442,906.720	85%
Conservative Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	663,005.801	6%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	26,647,854.131	80%
Balanced Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	3,859,872.548	12%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	26,607,075.460	92%
Growth Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	1,539,683.523	5%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	17,654,501.698	84%
Aggressive Allocation Fund Institutional Class	GuideStone Financial Resources Variable Benefit Plan PO Box 819109 Dallas, TX 75381-9109	1,430,388.648	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Aggressive Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	1,391,601.153	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Mkt Liq Medium Duration Bond Fund PO Box 819109 Dallas, TX 75381-9109	162,973,409.600	13%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	153,045,780.170	12%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Mkt Liq Defensive Market Strategies Fund PO Box 819109 Dallas, TX 75381-9109	84,791,060.360	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Mkt Liq International Equity Fund PO Box 819109 Dallas, TX 75381-9109	71,057,892.540	6%
Money Market Fund Institutional Class	GuideStone Financial Resources Strategic Alternatives Fund PO Box 819109 Dallas, TX 75381-9109	68,736,824.900	6%
Money Market Fund Institutional Class	GuideStone Financial Resources Global Bond Fund PO Box 2190 Dallas, TX 75221-2190	65,751,454.910	5%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	18,866,646.511	32%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	7,682,055.641	13%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	7,625,582.439	13%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,210,131.337	12%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,640,019.579	6%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	23,754,385.948	24%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	23,248,877.907	23%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	12,775,350.512	13%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	11,113,028.616	11%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,820,186.847	8%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,467,324.334	48%
Extended-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,072,892.853	29%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,205,663.396	17%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	13,037,927.625	26%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	11,591,553.484	23%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	6,840,038.684	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	4,786,342.757	10%
Global Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,496,159.947	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,071,547.097	19%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	4,079,782.022	12%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 819109 Dallas, TX 75381-9109	3,643,361.281	11%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	3,277,414.705	10%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Operating Reserves Tier 2 PO Box 819109 Dallas, TX 75381-9109	3,250,356.407	10%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,949,414.120	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,574,652.309	8%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	12,604,160.999	20%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	11,963,017.063	19%
Defensive Market Strategies Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,181,294.000	10%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	5,286,694.049	8%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	5,117,528.406	8%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,136,066.010	6%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Operating Reserves Tier 2 PO Box 819109 Dallas, TX 75381-9109	3,480,203.777	5%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	9,656,940.645	22%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	8,963,368.393	21%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	8,695,415.991	20%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,643,586.257	11%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	3,385,905.749	8%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	2,797,086.999	7%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,044,079.900	22%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,515,553.647	20%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,109,785.167	12%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	1,857,032.596	10%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	1,693,896.072	9%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	1,485,988.964	8%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	15,630,906.535	34%
Value Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	13,107,095.499	28%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,598,727.767	21%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,104,783.994	9%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,529,669.979	28%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,205,071.637	24%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,460,889.035	21%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,201,702.350	17%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,571,255.501	15%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,299,635.605	14%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,705,308.074	12%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	2,684,899.343	12%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	2,509,623.948	11%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,452,384.069	11%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,935,063.892	8%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	19,123,346.234	28%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	17,847,248.771	26%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	17,202,806.336	25%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	6,675,387.176	10%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	5,530,522.701	8%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	23,076,441.542	33%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	19,267,746.205	27%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	14,390,403.694	21%
International Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,845,207.512	7%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,548,576.371	19%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,896,620.849	16%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	6,735,348.479	13%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	6,286,082.220	13%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	6,129,503.166	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,775,909.635	11%